Exhibit 99.1

Akari Therapeutics Announces $5 Million Financing, Including Concurrent Registered Direct Offering and Private Placement Priced At-Market

– New cash portion of offering includes >20% participation from Directors, Officers and Executive Management

TAMPA, Fla. and LONDON – December 16, 2025 – Akari Therapeutics, Plc (Nasdaq: AKTX) (the “Company”), an oncology biotechnology company developing novel payload antibody drug conjugates (ADCs), today announced that it has entered into definitive agreements for the issuance and sale of an aggregate of 12,607,487 of the Company’s American Depositary Shares (“ADSs”) or ADS equivalents in lieu thereof, each representing 2,000 ordinary shares. In addition, the Company has agreed to issue unregistered warrants to purchase an aggregate of 12,607,487 ADSs. The offering included significant participation from Directors, Officers and Executive Management along with certain institutional investors, and was priced at-the-market under NASDAQ rules.

Ladenburg Thalmann & Co. Inc. is acting as the exclusive placement agent for the offering.

The Company has agreed to issue 10,043,774 ADSs in a registered direct offering and unregistered Series G warrants to purchase 10,043,774 ADSs for a combined purchase price of $0.3883 per ADS and accompanying warrant. In a concurrent private placement, the Company has agreed to issue unregistered pre-funded warrants to purchase 2,563,713 ADSs in a concurrent private placement together with unregistered Series G Warrants to purchase up to 2,563,713 ADSs for a combined purchase price of $0.4041 per ADS and accompanying warrant. The Series G Warrants will have an exercisable price of $0.3883, be exercisable on the date of shareholder approval (the “Shareholder Approval Date”) and have a term of five years from the initial exercise date. The offering is expected to close on or about December 17, 2025, subject to the satisfaction of customary closing conditions.

The gross proceeds from the offering, before deducting the placement agent’s fees and other offering expenses payable by the Company, are expected to be approximately $5 million, of which more than $1 Million includes a new cash investment from the Company’s Directors, Officers and Executive Management. The Company intends to use the net proceeds for continued research and development as well as working capital and general corporate purposes.

In addition, certain of the existing note holders have agreed to convert approximately $2.50 million of the Company’s outstanding debt into unregistered pre-funded warrants to purchase 6,409,410 ADSs and unregistered warrants to purchase 6,409,410 ADSs for a combined exchange price of $0.4041 per ADS and accompanying warrant. The warrants shall have the same terms as the Series G warrants. Such pre-funded warrants and warrants issued in connection with the exchange are not exercisable until the Company receives shareholder approval authorizing the exercise of such warrants.

“The additional capital from this transaction supports key development initiatives for our oncology ADC payload platform, while the reduction in liabilities improves our capital structure.” said Abizer Gaslightwala, Chief Executive Officer of Akari Therapeutics.

The ADSs (but not the unregistered warrants described above or the ADSs underlying such warrants) are being offered by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-289056) originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2025 and declared effective by the SEC on July 31, 2025. The ADSs to be issued in the registered direct offering are being offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to, and describing the terms of, the registered direct offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus relating to the registered direct offering, when available, may also be obtained by contacting Ladenburg Thalmann & Co. Inc., 640 Fifth Avenue, 4th Floor, New York, NY 10019, by phone at (212) 409-2000, or by email at prospectus@ladenburg.com.

The unregistered warrants described above are being issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder and, along with the ADSs underlying the warrants, have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the warrants and underlying ADSs may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Akari Therapeutics

Akari Therapeutics is an oncology biotechnology company developing next-generation spliceosome payload antibody drug conjugates (ADCs). Utilizing its innovative ADC discovery platform, the Company has the ability to generate ADC candidates and optimize them based on the desired application to any target of interest. Akari’s lead candidate, AKTX-101, targets the Trop2 receptor on cancer cells and with a proprietary linker, delivers its novel PH1 payload directly into the tumor. Unlike current ADCs that use tubulin inhibitors and DNA damaging agents as their payloads, PH1 is a novel payload that is a spliceosome modulator designed to disrupt RNA splicing within cancer cells. This splicing modulation has been shown in preclinical animal models to induce cancer cell death while activating immune cells to drive robust and durable activity. In preclinical studies, AKTX-101 has shown to have significant activity and prolonged survival, relative to ADCs with traditional payloads. Additionally, AKTX-101 has the potential to be synergistic with checkpoint inhibitors and has demonstrated prolonged survival as both a single agent and in combination with checkpoint inhibitors, as compared to appropriate controls. The Company is generating validating data on its novel payload PH1 to continue advancing its lead asset, as well as other undisclosed targets with this novel payload.

For more information about the Company, please visit www.akaritx.com and connect on X and LinkedIn.

Cautionary Note Regarding Forward-Looking Statements

This press release includes express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about the Company that involve risks and uncertainties relating to future events and the future performance of the Company. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding statements related to the offering, the expected gross proceeds and the expected closing of the offering.. These statements are based on the Company’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: the Company’s need for additional capital; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the business; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of the Company’s programs or product candidates; risks related to any loss of the Company’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for the Company’s product candidates, including as a result of potential tariffs; the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by the Company and/or its collaborators or licensees; the extent to which the results from the research and development programs conducted by the Company, and/or its collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of the Company’s product candidates; risks related to competition for the Company’s product candidates; and the Company’s ability to successfully develop or commercialize its product candidates. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, copies of which may be obtained from the SEC’s website at www.sec.gov. The Company assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this press release except as required by law.

Investor Relations Contact

JTC Team, LLC

Jenene Thomas

908-824-0775

AKTX@jtcir.com